Exhibit 99.1

                              CONSENT AND AGREEMENT


            This CONSENT AND AGREEMENT (this "Agreement") is entered into as of this 16th day of November, 2001, by and among Prime Group Realty Trust, a Maryland real estate investment trust (the "REIT"), Prime Group Realty, L.P., a Delaware limited partnership (the "Partnership"), and Cadim inc. ("Cadim"), an affiliate of Caisse de depot et placement du Quebec ("CDP").

                              W I T N E S S E T H:

            WHEREAS,   the  REIT  is  the  Managing  General  Partner  of  the
Partnership;

            WHEREAS, the Partnership and Cadim have previously entered into a Confidentiality and Standstill Agreement dated as of July 5, 2001 (the "CSA"), as amended by a First Amendment to Confidentiality and Standstill Agreement, dated as of October 12, 2001 (the "First Amendment"), among the Partnership, the REIT and Cadim (as so amended, the "Confidentiality Agreement");

            WHEREAS, the Partnership, the REIT, Cadim and The Prime Group, Inc. have entered into an Amended and Restated Support and Standstill Agreement dated as of September 14, 2001 (the "SSA");
                                               ---

            WHEREAS, Primestone Investment Partners L.P., a Delaware limited partnership (the "Borrower"), the REIT, the Partnership, The Prime Group, Inc., an Illinois corporation ("PGI"), and certain other investors named therein have entered into the Registration Rights Agreement dated as of November 17, 1997 (as the same may from time to time be amended or modified in accordance with its terms, the "Registration Rights Agreement");

            WHEREAS, by letter dated November 9, 2001 (the "Cadim Letter"), Cadim has requested that the REIT grant certain waivers to, make certain agreements with and acknowledgements to, Cadim for the benefit of Cadim and its affiliates, concerning, in part, the 7,944,893 outstanding common units of limited partner interest of the Partnership that are pledged by the Borrower (the "Pledged Units") under (i) the Loan Agreement among the Borrower and Vornado PS, L.L.C. and the other parties thereto, dated September 26, 2000, and
(ii) the Amended and Restated Credit Agreement among P-B Finance Ltd. and the Borrower, dated as of September 26, 2000 (collectively, the "Loan Agreements"), and the common shares of the REIT issuable upon exchange of such common units (collectively with the Pledged Units, the "Pledged Shares"); and


            WHEREAS, the Board of Trustees (the "Board") of the REIT and the Committee of Independent Trustees (the "Independent Committee") of the Board have considered the various requests contained in the Cadim Letter and have determined that certain of such requests are advisable and in the best interests of the REIT and its shareholders.

            NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby consent and agree as follows:

      1. Limited Waiver of Ownership Limit. The REIT hereby acknowledges that, subject to the provisions of Section 2 of this Agreement, the conditions set forth in Section 4.6 of the REIT's Articles of Amendment and Restatement, as supplemented (as so supplemented, the "Declaration of Trust") have been satisfied and that the "Ownership Limit" (as defined in the Declaration of Trust) is waived with respect to Cadim or CDP and any affiliate of Cadim or CDP (other than any "individual" for purposes of Section 542(a)(2) of the Internal Revenue Code of 1986, as amended) (x) that is controlled by Cadim or CDP and (y) in which Cadim or CDP own at least 75% of the outstanding equity interest (collectively, the "Cadim Entities") (but not with respect to any transferees or purported transferees of the Cadim Entities) by the Board to the extent and only to the extent set forth in this Agreement, the Excepted Holder Certificate delivered by Cadim on the date hereof and attached hereto as Exhibit A and the Resolutions of the Board attached hereto as Exhibit B (the "Board Resolutions"). Accordingly, and subject to the foregoing, the REIT hereby confirms that it has granted a waiver of the Ownership Limit as it applies to the Cadim Entities to the extent, and only to the extent, necessary to allow the Cadim Entities to become the beneficial owners of all or a portion of the Pledged Shares. Nothing contained herein shall be deemed as a limitation on any Cadim Entity's right to transfer or assign its interest in the loans pursuant to the Loan Agreements; provided, that any assignee or transferee of any such interest shall be subject to the Ownership Limit unless such assignee or transferee shall have obtained a valid waiver of the Ownership Limit from the REIT.

      2. Cadim Representation, Warranty and Covenant. Notwithstanding anything in this Agreement, the Excepted Holder Certificate or the Board Resolutions to the contrary, Cadim hereby represents and warrants to and covenants for the benefit of the REIT that, neither it nor any of the Cadim Entities or their affiliates currently own or will directly or indirectly acquire or own any interest in any of the REIT's or the Partnership's equity securities, without the prior written approval of the REIT, other than the Pledged Shares (or a portion thereof). The benefits to the Cadim Entities contained in this Agreement and the Board Resolutions shall be null and void and this Agreement and the Board Resolutions shall be revocable and subject to modification by the Board, in each case in the event the foregoing representation, warranty and covenant is breached; provided, however, that the foregoing representation, warranty and covenant shall not be breached as the result of (i) the unknowing and indirect acquisition by any of the Cadim Entities of an interest in an immaterial number of the REIT's or the Partnership's securities if such Cadim Entity causes the disposition of such interest promptly after it becomes aware of the consummation of such indirect acquisition or (ii) the independent ownership or acquisition by trustees or officers of any of the Cadim Entities of an immaterial number of equity securities of the REIT or the Partnership for their own personal account.

      3. Maryland Law Matters. The REIT hereby represents, warrants and agrees, subject to the second sentence of the foregoing Section 2, that, pursuant to
Section 3-603(c) of the Maryland Business Combination Act (the "MBCA") set forth in the Maryland General Corporation Law, any "business combination" (as that term is defined in the MBCA) of the REIT with any of the Cadim Entities (or any affiliate thereof) has been exempted from the provisions of Section 3-602 of the MBCA, provided that the business combination is first approved by the Board, including approval by a majority of the members of the Board who are not "affiliates" or "associates" (as each such term is defined in the MBCA) of the Cadim Entities (or any affiliate thereof). Notwithstanding the foregoing and notwithstanding Section 3-601(j)(3) of the MBCA, each of the Cadim Entities will be an "interested stockholder" (as that term is defined in the MBCA) of the REIT if and at all times that it is an "interested stockholder" of the REIT within the definition thereof set forth in the MBCA.

      4. Confidentiality Agreement and SSA. The REIT and the Partnership hereby grant a consent under the Confidentiality Agreement to permit the acquisition by the Cadim Entities of all or part of the Pledged Shares either directly or by virtue of purchasing the Loan Agreements or a participation therein. In addition, and without in any way otherwise releasing Cadim or any of its affiliates from their obligations under the Confidentiality Agreement and the SSA, the REIT and the Partnership hereby acknowledge and agree (i) that the Cadim Entities may engage in discussions with, or may at some point entertain the possibility of a joint proposal together with, Vornado Realty Trust (or Vornado Realty Trust and one or more of its control affiliates), regarding a possible strategic transaction involving the Partnership and the REIT (a "Possible Transaction"), and may act together in concert for such purpose, and as a result may be, or may be deemed to be, a "group" under the Exchange Act of 1934, as amended (the "Exchange Act"), so long as none of such discussions, exchanges of views or concerted activities regarding a possible proposal of a Possible Transaction require or result in any public filing or other public disclosure of specific discussions, specific proposals or specific concerted activities relating to a Possible Transaction pursuant to Regulation 13D promulgated under the Exchange Act, or otherwise, and (ii) that any such discussions, exchanges of views, concerted activities or the formation of a "group" for the purposes described above in this Section 4 shall not violate the terms of the Confidentiality Agreement, including the provisions of Section 2 of the First Amendment (it being further understood that public disclosure on Schedule 13D by any of the Cadim Entities or Vornado Realty Trust (A) that such parties are, or may be deemed to be, a "group" under the Exchange Act, by virtue of their joint exercise of remedies under the Loan Agreements to obtain beneficial ownership of the Pledged Shares (and related activities) or (B) that such parties may in the future make a proposal regarding a Possible Transaction, shall not violate the terms of the Confidentiality Agreement, including the provisions of Section 2 of the First Amendment, so long as such disclosure(s) do not include specific proposals or plans to make specific proposals); provided, that none of the Cadim Entities may provide any "Evaluation Material" (as defined in each of the Confidentiality Agreement and the SSA) to Vornado or any of its affiliates, agents, advisors, etc., unless Vornado first executes and delivers to the REIT a confidentiality and standstill agreement reasonably acceptable to the REIT.

      5. Exchange of Partnership Units. In the event that any Cadim Entity becomes the beneficial owner of any of the Pledged Units, notwithstanding the provisions of the Partnership Agreement, the REIT and Partnership shall cause the exchange of all such Pledged Units for common shares of the REIT for which such Pledged Units are then exchangeable within five business days following the REIT and Partnership's receipt of written notice from or on behalf of any Cadim Entity of such acquisition (it being understood that such acquisition notice shall contain in substance the information and request that is otherwise required in an "Exchange Exercise Notice" (as defined in Exhibit C to the Partnership Agreement)) and shall be accompanied by appropriate evidence of beneficial ownership by the applicable Cadim Entity of such Pledged Units together with the physical certificate(s) representing the applicable Pledged Units.

      6. Registration Rights Agreement. Each of the REIT and the Partnership agrees, that the Cadim Entities, to the extent they own any of the Pledged Shares, shall be entitled to require and enforce the performance of all actions and things required to be performed by the REIT or the Partnership under the Registration Rights Agreement and shall be entitled to all rights thereunder to which the Borrower is entitled. The REIT agrees that as promptly as possible after the date hereof, the REIT will amend the prospectus constituting part of the shelf registration statement filed pursuant to Article IV of the Registration Rights Agreement to include the applicable Cadim Entity and/or any permitted subsequent holder of the Pledged Shares as a selling shareholder under such Registration Rights Agreement and that the REIT will continue to include such Cadim Entity, and/or any subsequent permitted holder of the Pledged Shares as such a selling shareholder under the Registration Rights Agreement for so long as any Cadim Entity may be entitled to exercise rights under the Registration Rights Agreement in accordance with its terms as modified hereby.

      7. The Board Resolutions. The Board Resolutions were adopted by the Board on November 14, 2001, and have not been amended, modified or rescinded and remain in full force and effect as of the date of this Agreement. Except as set forth in the foregoing Section 2, neither the Board nor the REIT shall, without the prior written consent of the relevant Cadim Entities, allow the Board
Resolutions to be amended, modified or rescinded by the Board in any manner which adversely affects any of the relevant Cadim Entities' rights under this Agreement and the Board Resolutions.

      8.    Miscellaneous.


                  (a) No Waiver; Amendments. No failure on the part of any party to this Agreement to exercise, no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. This Agreement may not be amended, supplemented or modified except by written agreement of all of the parties hereto.

                  (b) Confidentiality. Subject to the provisions of Section 4 hereof, except as otherwise required by applicable law or the rules or regulations of any securities exchange on which the securities of such party or any affiliate of such party are listed or traded, each of the parties hereto agrees that it and its affiliates shall not issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party hereto, and in such event disclosure is required, such party shall, prior to making such disclosure, inform the other party of such proposed disclosure and reasonably cooperate with such other party regarding the proposed content of such disclosure.

                  (c) Notices. All notices and other communications required under the terms and provisions hereof shall be in writing and shall be addressed:

                  If to the REIT and/or the Partnership:

                  c/o Prime Group Realty Trust
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attn: Louis G. Conforti and Jeffrey A. Patterson Telecopy No.: (312) 917-1310 and (312) 917-1597

                  With copies to:

                  Prime Group Realty Trust
                  77 West Wacker Drive
                  Suite 3900
                  Chicago, Illinois 60601
                  Attention: James F. Hoffman
                  Telecopy No.: (312) 917-1684

                  And to:

                  Winston & Strawn
                  35 West Wacker Drive
                  Chicago, Illinois 60601
                  Attn: Wayne D. Boberg
                            Brian T. Black
                  Telecopy No.: (312) 558-5700

                  Or if to The Cadim Entities:

                  Cadim inc.
                  800 Square Victoria
                  Suite 4400
                  P.O. Box 118
                  Montreal Quebec H4Z1B7
                  Attn.: Andre Collin
                  Telecopy No.: (514) 875-3698

                  With a copy to:

                  Cadim inc.
                  800 Square Victoria
                  Suite 4400
                  P.O. Box 118
                  Montreal Quebec H4Z1B7
                  Attn.: Sylvie Drouin
                  Telecopy No.: (514) 875-3327

                  And to:

                  Mayer, Brown & Platt
                  190 S. LaSalle Street
                  Chicago, Illinois  60603
                  Attn:  Edward J. Schneidman
                  Telecopy No.:  (312) 701-7711

                  Or at such other place as any party may hereafter designate to the other party hereto in writing. Any notice under this Agreement to the REIT, Partnership or the Cadim Entities shall be in writing and sent (A) by facsimile transmission (provided a copy of such notice is also sent on the same day by one of the methods set forth in the following clauses (B) or (C)), or (B) by registered or certified mail with return receipt requested (postage paid), or
(C) by a recognized overnight delivery service with charges prepaid. Any notice under this Agreement to any party shall be deemed given only when received or when delivery is refused or not able to be made because such party has moved without giving notification to the other party pursuant to this Section 8(c) of such party's new address.

                  (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the REIT and the Partnership and their respective successors and assigns. This Agreement shall be binding upon and inure to the benefit of the Cadim Entities; provided, however, that the Cadim Entities' rights, waivers, exemptions and other benefits under this Agreement shall not be assignable to any third party and any attempted assignment shall be null and void.

                  (e) Governing Law. This Consent and Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

                  (f) Business Day. "Business Day" means, for purposes of this Agreement, any day other than a Saturday, Sunday, or other day on which commercial banks in Chicago, Illinois are obligated or permitted to be closed.

                  (g) Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be a full and complete copy of this Agreement.

                                [signature page follows]

            IN WITNESS WHEREOF, the undersigned, have executed this Consent and Agreement as of the date set forth in the first paragraph of this Consent and Agreement.

                                          OPERATING PARTNERSHIP:

                                          PRIME GROUP REALTY, L.P.
                                          a Delaware limited partnership

                                          By:   Prime Group Realty Trust,
                                                a Maryland real estate
                                                investment trust,
                                                its general partner

                                          By:   /s/James F. Hoffman
                                                --------------------------

                                          Name: James F. Hoffman
                                               ---------------------------

                                          Title:  Executive  Vice  President,
                                                  General Counsel & Secretary


                                          TRUST:

                                          PRIME GROUP REALTY TRUST,
                                          a Maryland  real estate  investment
                                           Trust

                                          By: /s/James F. Hoffman
                                              --------------------------

                                          Name:  James F. Hoffman

                                          Title: Executive  Vice  President,
                                                 General Counsel & Secretary

                                          CADIM:

                                          CADIM INC.

                                          By:/s/ R. Dansereau
                                             -----------------------

                                          Name  R. Dansereau

                                          Title:  Vice President


                                          By:/s/ L. Lefebvre
                                             -----------------------

                                          Name:  L. Lefebvre

                                          Title:  Vice President